                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934

Check the appropriate box:

[X]  Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]  Definitive Information Statement


                              BISHOP EQUITIES, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies: N/A

2)   Aggregate number of securities to which transaction applies: N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4)   Proposed maximum aggregate value of transaction: N/A

5)   Total fee paid:   N/A

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:    $0

          2)   Form, Schedule or Registration Statement No.: N/A

          3)   Filing Party:   N/A

          4)   Date Filed: N/A


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                              BISHOP EQUITIES, INC.
                           7825 Fay Avenue, Suite 200
                            LaJolla, California 92037

                           Telephone No.: 858-456-5777

                           Facsimile No.: 858-456-4690


                              INFORMATION STATEMENT

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                          REQUESTED NOT TO SEND A PROXY



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                                TABLE OF CONTENTS

Introduction

Dissenters' Rights of Appraisal

Interest of Certain Persons in Matters to be Acted Upon

Voting Securities and Principal Holders Thereof

     Voting Securities

     Security Ownership of Principal Holders and Management

     Contractual Arrangements Regarding Changes in Control and Changes in Control Since the Beginning of the Last Fiscal Year

Amendments to the Articles of Incorporation

     Name Change and Capital Increase

     Stock Certificates

Vote Required for Approval

Additional Information

                                  INTRODUCTION

     This Information Statement is being furnished to stockholders of BISHOP EQUITIES, INC., a Nevada corporation ("Bishop"), in connection with resolutions providing for amendments to its Articles of Incorporation to change the name of Bishop to "Aethlon Medical, Inc." (the "Name Change").

     The Board of Directors and persons owning a majority of the outstanding voting securities of Bishop have unanimously adopted, ratified and approved resolutions to effect the Name Change; no other votes are required or necessary. See the captions "Voting Securities and Principal Holders Thereof" and "Vote Required for Approval," below.

     The Name Change will be effective on the 21st day following the mailing of a definitive copy of this Information Statement to the Bishop stockholders (the "Effective Date").

     On or about March 8, 1993, Bishop filed an SB-2 Registration Statement with the Securities and Exchange Commission. Bishop is presently "current" in the filing of all reports required to be filed by it. See the caption "Additional Information," below.


                         DISSENTERS' RIGHTS OF APPRAISAL

     The General Corporation Law of the State of Nevada (the "Nevada Law") does not provide for dissenters' rights of appraisal in connection the Name Change.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendments to Bishop's Articles of Incorporation or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Voting Securities.

     The securities that would have been entitled to vote if a meeting was required to be held to effect the Name Change consist of 2,595,000 shares of $.001 par value common stock of Bishop. Each share of common stock is entitled to one vote. The number of outstanding shares of common stock at the close of business on the date hereof, the record date for determining stockholders who would have been entitled to notice of and to vote on the proposed amendments to Bishop's Articles of Incorporation, is December 31, 1999.

Security Ownership of Principal Holders and Management.

     To the knowledge of management and based upon a review of the stock ledger maintained by Bishop's transfer and registrar agent, American Securities Transfer & Trust Incorporated, Lakewood, Colorado, the following table sets forth the beneficial ownership of persons who own more than five percent of Bishop's common stock as of the date hereof, and the share holdings of management, to-wit:

-----------------------------------------------------------------------------------------------------------------
             Name                  Positions Held        Number (1) and Percentage of Shares Beneficially Owned
-----------------------------------------------------------------------------------------------------------------
James A. Joyce               Chairman, Secretary, and               675,400                      26.0%
                             Director

---------------------------------------------------------------------------------------------------------------
Franklyn S. Barry, Jr.       President/Chief executive              418,593 (2)                13.9% (2)
                             Officer, Interim Chief
                             Financial Officer and
                             Director

---------------------------------------------------------------------------------------------------------------
Edward G. Broenniman         Director                               255,874 (3)                 9.9%

---------------------------------------------------------------------------------------------------------------
Clara Ambrus                 Chief Scientific Officer               450,279                    17.4%
                             and Director of Hemex

---------------------------------------------------------------------------------------------------------------
Deborah Salerno              Shareholder                            425,000                    16.4%

---------------------------------------------------------------------------------------------------------------
Thomas Wolf                  Shareholder                            131,820                     5.1%

---------------------------------------------------------------------------------------------------------------
All directors and executive                                       1,349,867 (4)                44.9% (4)
officers of Company as a
group (3 persons)

---------------------------------------------------------------------------------------------------------------

-------------------------
(1) Assumes 2,595,000 shares outstanding based on the exchange of all of the shares of Aethlon and Hemex in accordance with the Aethlon and Hemex Agreements.

(2) Includes 412,500 shares issuable upon the exercise of presently-exercisable non-qualified stock options which the Company has agreed to issue; however, no agreement has been executed as of the date of this report. The percentage ownership for Mr. Barry is based on 3,007,500 shares outstanding, assuming the exercise of the 412,500 options.

(3) Includes 201,989 shares owned of record by Linda Broenniman, Mr. Broenniman's wife.

(4) Includes 412,500 shares issuable upon the exercise of presently-exercisable incentive stock options held by Mr. Barry. The percentage ownership is based on 3,007,500 shares outstanding, assuming the exercise of the 412,500 options.


Contractual Arrangements Regarding Changes in Control and Changes in Control Since the Beginning of the Last Fiscal Year

On March 10, 1999, Bishop executed an Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Stock (the "Aethlon Agreement") of Aethlon, Inc., a California corporation ("Aethlon"). Pursuant to the Aethlon Agreement, Aethlon became a majority-owned subsidiary of the Company.

Also on March 10, 1999, the Company executed an Agreement and Plan of Reorganization for the Acquisition of All of the Outstanding Stock (the "Hemex Agreement") of Hemex, Inc., a Delaware corporation ("Hemex"). Pursuant to the Hemex Agreement, Hemex became a majority-owned subsidiary of the Company.

As of March 31, 1999, the Company has issued 2,083,500 (80%) of the 2,595,000 shares of the Company's Common Stock to the former shareholders of Aethlon and Hemex.

                 AMENDMENTS TO THE ARTICLES OF INCORPORATION

Name Change

     The Board of Directors and majority stockholders have proposed the Name Change to better fit the needs of the Company.

     A Certificate of Amendment will be filed with the Secretary of State of Nevada, reflecting the Name Change, and indicating that the Effective Date of these amendments will be the 21st day following the mailing of a definitive copy of this Information Statement to the stockholders.

Stock Certificates

     New stock certificates taking into account the Name Change may be obtained from American Securities Transfer & Trust Incorporated, whose address and telephone number are as follows: 12039 West Alameda Parkway, Suite #Z-2, Lakewood, Colorado 80228; Telephone: 303-986-5400. A transfer fee of $15 must accompany each transfer for each new stock certificate requested. Stock certificates being transferred into the present owner's name need not be signed or guaranteed; those being transferred to someone other than the present record owner must be signed and bear a "Medallion Member" bank or broker/dealer signature guarantee.

                           VOTE REQUIRED FOR APPROVAL

Name Change

     Section 78.385 of the Nevada Law provides an outline of the scope of amendments that a Nevada corporation can make to its Articles of Incorporation. These include the Name Change as proposed.

     The procedure and requirements to effect an amendment to the Articles of Incorporation of a Nevada corporation are set forth in this Section. This Section provides that the proposed amendments must first be adopted by the Board of Directors, submitted to the stockholders for their consideration at a special or annual meeting and must be approved by persons owning a majority of the outstanding voting securities.

     Section 78.315 provides that any action required to be taken at a special or annual meeting of the stockholders of a Nevada corporation may be taken by written consent, in lieu of a meeting, if the consent is signed by stockholders owning at least a majority of the voting power.

     The Board of Directors of Bishop and persons owning in excess of 92% of the outstanding voting securities of Bishop have adopted, ratified and approved the Name Change (see the heading "Security Ownership of Principal Holders and Management," of the caption "Voting Securities and Principal Holders Thereof," above). No further votes are required or necessary to effect the proposed amendments.


                             ADDITIONAL INFORMATION

     Additional information concerning Bishop, including its annual and quarterly reports for the past twelve months, which have been previously filed with the Securities and Exchange Commission, may be accessed though the EDGAR Archives, at www.sec.gov.


                       BY ORDER OF THE BOARD OF DIRECTORS

December 31, 1999

                                                   Franklyn S. Barry, Jr.
                                                   President, CEO and Director